                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                   -------------------------------------------

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)              August 12, 2002



                             CEDAR INCOME FUND, LTD.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



  Maryland                            0-14510                    42-1241468
--------------------------------------------------------------------------------
(State or other                     (Commission                (IRS Employer
 Jurisdiction of                    File Number)             Identification No.)
 Incorporation)


44 South Bayles Avenue, Port Washington, New York                  11050
--------------------------------------------------------------------------------
(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code            (516) 767-6492



________________________________________________________________________________
(Former name or former address, if changed since last report)


Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant hereby amends the following items, financial statements, exhibits or other portions of its current Report on Form 8-K dated May 29, 2002, as filed with the Securities and Exchange Commission on June 13, 2002, as set forth in the pages attached hereto.

Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits
              ------------------------------------------------------------------

              Acquisition Property

              Report of Independent Auditors

              Statement of Revenues and Expenses

              Notes to Statements of Revenues and Certain Expenses

              Unaudited Pro Forma Consolidated Financial Statements

                     Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2002 (unaudited)

                     Pro Forma Condensed Consolidating Statement of Operations for the three months ended March 31, 2002 (unaudited)

                     Pro Forma Condensed Consolidating Statement of Operations for the year ended December 31, 2001

                     Notes to the Pro Forma Financial Statements

              Exhibits.

                     None

STATEMENTS OF REVENUES AND CERTAIN EXPENSES

API Red Lion Shopping Center Associates, L.P.

For the three months ended March 31, 2002 (unaudited) and the years ended December 31, 2001, 2000 and 1999

                  API Red Lion Shopping Center Associates, L.P.

                   Statements of Revenus and Certain Expenses

             For the three months ended March 31, 2002 (unaudited)
              and the years ended December 31, 2001, 2000 and 1999



                                    Contents

Report of Independent Auditors.................................................1

Statements of Revenues and Certain Expenses....................................2
Notes to Statements of Revenue and Certain Expenses..........................3-4

                         Report of Independent Auditors

Board of Directors and Stockholders
Cedar Income Fund, Ltd.

We have audited the statements of revenues and certain expenses of API Red Lion Shopping Center Associates, L.P. (the "Company") which has been acquired by Cedar Income Fund, Ltd., as described in Note 1, for the years ended December 31, 2001, 2000 and 1999. The financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

The accompanying statements of revenues and certain expenses were prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission for inclusion in Form 8-K of Cedar Income Fund, Ltd. and are not intended to be a complete presentation of the company's revenues and expenses.

In our opinion, the financial statements referred to above present fairly, in all material respects, the revenues and certain expenses of the Company as described in Note 1 for the years ended December 31, 2001, 2000 and 1999, in conformity with accounting principles generally accepted in the United States.


New York, New York
August 9, 2002

                  API Red Lion Shopping Center Associates, L.P.

                   Statements of Revenues and Certain Expenses


                                           Three months
                                              ended
                                             March 31,              Years ended December 31,
                                               2002
                                            (Unaudited)         2001           2000            1999
                                           ------------        ------         ------          ------
Revenues
  Base rents                                $ 538,766       $ 2,273,340     $ 2,494,080    $ 2,064,887
  Tenant reimbursements                       151,802           485,892         566,206        533,013
  Other income                                  1,238            16,562          39,836             --
                                            ---------       -----------     -----------    -----------
Total rental revenue                          691,806         2,775,794       3,100,122      2,597,900
                                            ---------       -----------     -----------    -----------

Certain expenses:
  Real estate taxes                            85,910           207,885         231,212        219,548
  Management fees                              23,282           109,364         125,331        103,085
  Property operating expenses                 107,821           385,479         399,688        424,440
  Bad debt expense                                 --            44,594              --             --
                                            ---------       -----------     -----------    -----------
Total certain expenses                        217,013           747,322         756,231        747,073
                                            ---------       -----------     -----------    -----------
Revenues in excess of certain expenses      $ 474,793       $ 2,028,472     $ 2,343,891    $ 1,850,827
                                            =========       ===========     ===========    ===========



See accompanying notes to financial statement.

                  API Red Lion Shopping Center Associates, L.P.

              Notes to Statements of Revenues and Certain Expenses

                                December 31, 2001

1. Basis of Presentation

Presented herein are the statements of revenues and certain expenses related to the operation of a multi-tenant shopping center. API Red Lion Shopping Center Associates, L.P. operates a community shopping center ("Red Lion") in northeast Philadelphia, Pennsylvania. Red Lion has approximately 224,000 square feet of leaseable retail space. Cedar Income Fund, Ltd., on May 31, 2002 purchased a 20% general partners interest for approximately $1,183,000. Also, on May 31, 2002, ARC Asset Management purchased a 69% limited partners interest for approximately $4,108,000.

The statements of revenues and certain expenses for the three months ended March 31, 2002 is unaudited; however, in the opinion of management, all adjustments (consisting solely of normal recurring adjustments) necessary for a fair presentation of the statements of revenues and certain expenses for this interim period has been included. The results of interim periods are not necessarily indicative of the results to be obtained for a full fiscal year.

The accompanying financial statements have been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for the acquisition of real estate properties. Accordingly, the financial statements exclude certain expenses that may not be comparable to those expected to be incurred by the Company in the proposed future operations of the aforementioned property. Items excluded consist of interest, depreciation and general and administrative expenses not directly related to the future operations.

2. Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

                  API Red Lion Shopping Center Associates, L.P.

3. Revenue Recognition

Red Lion is being leased to tenants under operating leases. Minimum rental income is generally recognized on a straight-line basis over the term of the lease. The excess of amounts so recognized over amounts due pursuant to the underlying leases amounted to approximately $8,000 (unaudited) for the 3 months ended March 31, 2002, $34,000, 64,000 and 48,000 for the years ended December 31, 2001, 2000 and 1999, respectively.

4. Management Agreements

Red Lion incurs management fees, based on 3% of gross collections (as defined). The management services provided by the affiliate are terminable upon ninety days' notice.

5. Property Operating Expenses

Property operating expenses for the years ended December 31, 2001, 2000 and 1999, respectively include $26,751, $21,082 and $23,298 for insurance, $31,892,
$31,338 and $82,171 for utilities, $133,527, $159,762 and $134,266 for use and occupancy taxes, $83,130, $80,780 and $89,140 in repair and maintenance costs, $49,257, $62,649, and $63,716 in administrative costs, $60,922, $44,077 and
$31,849 in payroll (maintenance). 2001 operating expenses also include $44,594 in bad debt expense.

Property operating expenses for the three months ended March 31, 2002 (unaudited) include $7,328 for insurance, $10,015 for utilities, $48,238 for use and occupancy taxes, $12,506 for repairs and maintenance costs, $20,938 for administrative costs and $8,802 for payroll costs.

6. Significant Tenants

The five most significant tenants constitute approximately 76%, 75%, and 86% of rental revenue in 2001, 2000 and 1999, respectively.

                  API Red Lion Shopping Center Associates, L.P.

7. Future Minimum Rents Schedule

Future minimum lease payments to be received by Red Lion as of December 31, 2001, under noncancelable operating leases are as follows:

                                              2001
                                             ------
                     2002                  $ 2,095,148
                     2003                    2,115,252
                     2004                    2,125,000
                     2005                    1,904,846
                     2006                    1,542,284
                     Thereafter              9,604,641
                                           -----------
                     Total                 $19,387,171
                                           ===========


The lease agreements generally contain provisions for reimbursement of real estate taxes and operating expenses over base year amounts, as well as fixed increases in rent.

                   Pro Forma Condensed Combined Balance Sheet
                              As of March 31, 2002
                              --------------------

The following unaudited Pro Forma Condensed Combined Balance Sheet is presented as if the Company had acquired the 20% general partner interest in API Red Lion Shopping Center Associates, LP ("Red Lion") on March 31, 2002 and consolidated Red Lion and completed the refinancing of The Point Shopping Center LLC mortgage payable. This Pro Forma Condensed Combined Balance Sheet should be read in conjunction with the Pro Forma Condensed Combined Statement of Operations of the Company and the historical financial statements and notes thereto of the Company as filed on Form 10-Q for the three months ended March 31, 2002. The Pro Forma Condensed Combined Balance Sheet is unaudited and is not necessarily indicative of what the actual financial position would have been had the Company acquired the 20% interest in Red Lion on March 31, 2002 and consolidated Red Lion, and completed the refinancing of The Point Shopping Center LLC mortgage payable, nor does it purport to represent the future financial position of the Company.

                                                                              The Point
                                                                               Shopping
                                                As                            Center LLC        Pro-Forma       Pro Forma
                                            Previously         Red Lion        Mortgage         Adjustments      March 31,
               Description                   Flied (a)       Acquisition (b)  Refinancing (c)       (d)            2002
------------------------------------------ -------------- -------------------- ---------------- --------------- --------------
  Real estate, net                            57,063,006           20,475,545                -         173,333     77,711,884
  Real estate held for sale                            -                    -                -               -              -
  Improvements                                         -                    -                -               -              -
  Escrow                                           4,821                    -                -               -          4,821
  Property deposits                              150,000                    -                -               -        150,000
  Cash and cash equivalents                    2,204,035            (179,942)          917,604               -      2,941,697
  Restricted cash                                889,757              399,669                -               -      1,289,426
  Tenant receivables                             359,505              183,892                -               -        543,397
  Deferred financing fees                        922,943              678,524          316,000               -      1,917,467
  Deferred legal, net                            178,936                    -                -               -        178,936
  Prepaid expenses                               517,808              260,286                -               -        778,094
  Deferred leasing commissions                   606,565                    -                -               -        606,565
  Deferred rental income                         128,173                    -                -               -        128,173
  Taxes held in escrow                           241,958                    -                -               -        241,958
                                          -------------- -------------------- ---------------- --------------- --------------
  Total assets                                63,267,507           21,817,974        1,233,604         173,333     86,492,418
                                          ============== ==================== ================ =============== ==============

  Liabilities and Stockholders' Equity

  Mortgage notes payable                      46,042,006           16,796,203       20,000,000               -     64,938,209
                                                       -                    -     (17,900,000)               -              -
  Loans payable                                1,592,525                    -                -               -      1,592,525
  Accrued expenses and other                   1,409,542              992,806                -               -      2,402,348
                                          -------------- -------------------- ---------------- --------------- --------------
  Total liabilities                           49,044,073           17,789,009        2,100,000               -     68,933,082

  Minority interest                            2,301,845            4,028,965        (732,146)               -      5,598,664
  Limited partner's interest in
    Operating Partnership                      8,463,087                    -         (95,452)         123,240      8,490,875
  Stockholders' equity
  Common stock                                     6,921                    -                -               -          6,921
  Additional paid-in capital                   3,451,581                    -         (38,798)          50,093      3,462,876
                                          -------------- -------------------- ---------------- --------------- --------------
  Total stockholders' equity                   3,458,502                              (38,798)          50,093      3,469,797
                                          -------------- -------------------- ---------------- --------------- --------------
  Total liabilities and stockholders'
  equity                                      63,267,507           21,817,974        1,233,604         173,333     86,492,418
                                          ============== ==================== ================ =============== ==============



            See accompanying Notes to Pro Forma Financial Statements

                   Pro Forma Combined Statement of Operations
                    For the three months ended March 31, 2002
                    -----------------------------------------

The following unaudited Pro Forma Condensed Combined Statement of Operations is presented as if the Company had acquired the 20% general partner interest in the API Red Lion Shopping Center Associates, LP ("Red Lion") as of January 1, 2002 and consolidated Red Lion and completed the refinancing of The Point Shopping Center LLC mortgage payable, and the Company qualified as a REIT, distributed 90% of its taxable income and, therefore, incurred no income tax expense during the period. This Pro Forma Condensed Combined Statement of Operations should be read in conjunction with the Pro Forma Condensed Combined Balance Sheet of the Company and the historical financial statements and notes thereto of the Company as filed on Form 10-Q for the three months ended March 31, 2002. The Pro Forma Condensed Combined Statement of Operations is unaudited and is not necessarily indicative of what the actual financial position would have been had the Company acquired the 20% interest in Red Lion as of January 2002 and consolidated Red Lion and completed the refinancing of The Point Shopping Center LLC mortgage payable, nor does it purport to represent the operations of the Company for future periods.

                                                                             The Point
                                                                             Shopping
                                                                             Center LLC           Pro-Forma      Pro Forma Three
                                         As Previously      Red Lion         Mortgage            Adjustments       Months Ended
              Description                  Flied (e)      Acquisition (f)   Refinancing (g)         (h)           March 31, 2002
---------------------------------------- --------------- ----------------   ----------------   --------------  -------------------
Revenues:
Base rent                                     1,618,256           538,766                -           32,012           2,189,034
Tenant escalations                              596,070           151,802                -                -             747,872
Interest                                         10,235             1,238                -                -              11,473
                                         --------------- -----------------  ---------------   -------------- -------------------

Total revenues                                2,224,561           691,806                -           32,012           2,948,379

Expenses:
Operating expenses                              261,967            85,910                -           43,333             391,210
Real estate taxes                               365,894            23,282                -                -             389,176
Property expenses                               330,173           107,821                -                -             437,994
                                         --------------- -----------------  ---------------   -------------- -------------------

Total operating expenses                        958,034           217,013                -           43,333           1,218,380

Interest                                        784,068           372,615          174,297                -           1,330,980
Depreciation and amortization                   365,834           124,033            2,633                -             492,500
                                         --------------- -----------------  ---------------   -------------- -------------------

Total expenses                                2,107,936           713,661          176,930           43,333           3,041,860

Net income (loss) before minority
interests and limited partner's interest
in Operating Partnership:                       116,625           (21,855)        (176,930)         (11,321)            (93,481)

Minority interests                              (66,606)           17,484           88,465          (25,610)             13,733
Limited partner's interest                      (39,145)            3,100           62,899           26,191              53,045
                                         --------------- -----------------  ---------------   -------------- -------------------
Net income (loss)                                10,874            (1,271)         (25,566)         (10,739)            (26,703)
                                         =============== =================  ===============   ============== ===================
Basic and Diluted Net Income per Share             0.02             (0.00)           (0.04)           (0.02)              (0.04)
                                         =============== =================  ===============   ============== ===================



            See accompanying notes to Pro Forma Financial Statements

                   Pro Forma Combined Statement of Operations
                  For the twelve months ended December 31, 2001
                  ---------------------------------------------

The following unaudited Pro Forma Condensed Combined Statement of Operations is presented as if the Company had acquired the 20% general partner interest in the API Red Lion Shopping Center Associates, LP ("Red Lion") as of January 1, 2001 and consolidated Red Lion and completed the refinancing of The Point Shopping Center LLC mortgage payable, and the Company qualified as a REIT, distributed 90% of its taxable income and, therefore, incurred no income tax expense during the period. This Pro Forma Condensed Combined Statement of Operations should be read in conjunction with the Pro Forma Condensed Combined Balance Sheet of the Company and the historical financial statements and notes thereto of the Company as filed on Form 10-K for the year ended December 31, 2001. The Pro Forma Condensed Combined Statement of Operations is unaudited and is not necessarily indicative of what the actual financial position would have been had the Company acquired the 20% interest in Red Lion as of January 1, 2001, consolidated Red Lion, and completed the refinancing of The Point Shopping Center LLC mortgage payable, nor does it purport to represent the operations of the Company for future periods.

                                                                                 The Point
                                                                                 Shopping
                                                                Red Lion        Center LLC         Pro-Forma     December 31,
                                            As Previously      Acquisition       Mortgage        Adjustments        2001
              Description                     Flied (i)            (j)          Refinancing (k)       (l)         Pro Forma
----------------------------------------- ----------------- ------------------ ------------------ ------------- ---------------
Revenues:
Base rent                                        2,997,308          2,273,340                  -        84,088       5,354,736
Tenant escalations                                 794,672            485,892                  -             -       1,280,564
Interest                                           281,494             16,562                  -             -         298,056
                                          ----------------- ------------------ ------------------ ------------- ---------------

Total revenues                                   4,073,474          2,775,794                  -        84,088       6,933,356
                                          ================= ================== ================== ============= ===============

Expenses:
Property expenses                                  682,896            207,885                  -       173,333       1,064,114
Real estate taxes                                  387,901            109,364                  -             -         497,265
Bad debt expense                                         -             44,594                  -             -          44,594
Administrative                                     796,522            385,479                  -             -       1,182,001
                                          ----------------- ------------------ ------------------ ------------- ---------------

Total operating expenses                         1,867,319            747,322                  -       173,333       2,787,974

Interest                                         1,705,859          1,516,791            697,188             -       3,919,838
Depreciation and amortization                      690,940            496,131             10,533             -       1,197,604
                                          ----------------- ------------------ ------------------ ------------- ---------------

Total expenses                                   4,264,118          2,760,244            707,721       173,333       7,905,416

Net (loss) income before minority
interests, limited partner's interest,
loss on impairment, and gain (loss) on           (190,644)             15,550          (707,721)      (89,245)       (972,060)
sales

Minority interest                                 (44,129)           (12,440)            353,861      (67,270)         230,022
Limited partners' interest                       (812,872)            (2,211)            251,594       111,282       (452,207)
Loss on impairment                                       -                  -                  -             -               -
Gain on sale                                     1,638,416                  -                  -             -       1,638,416
Loss on sale                                     (295,610)                  -                  -             -       (295,610)
                                          ----------------- ------------------ ------------------ ------------- ---------------
Net (loss) income before extraordinary
item and cumulative effect adjustment              295,161                899          (102,266)      (45,233)         148,561
Extraordinary item:
Early extinguishment of debt (net of
limited partner's interest of ($187,834)          (76,312)                  -                  -             -        (76,312)
Cumulative effect of change in
accounting principles, net of limited
partner's share of ($14,723)                       (6,014)                  -                  -             -         (6,014)
                                          ----------------- ------------------ ------------------ ------------- ---------------
Net (loss) income                                  212,835                899          (102,266)      (45,233)          66,235
                                          ================= ================== ================== ============= ===============
Basic and Diluted Net Income per Share                0.31               0.00             (0.15)        (0.07)            0.09
                                          ================= ================== ================== ============= ===============



            See accompanying notes to Pro Forma Financial Statements

                     Notes to Pro Forma Financial Statements
                     ---------------------------------------

Pro Forma Condensed Combined Balance Sheet

a. Reflects the Company's balance sheet as filed as part of the 8-K dated June 7, 2002.
b. Reflects the acquisition of the 20% interest in the API Red Lion Shopping Center Associates, LP and the consolidation of API Red Lion Shopping Center Associates, LP.
c. Reflects the refinancing of The Point Shopping Center LLC mortgage loan payable.
d. Reflects the adjustment related to the certificate for 83,333 warrants issued in connection with the API Red Lion Shopping Center Associates, LP transaction. Additional warrants for equal amounts are scheduled to be issued in the next two following calendar years, subject to certain additional performance requirements by the grantee.


Pro Forma Condensed Combined Statements of Operations for the three months ended March 31, 2002

e. Reflects the operations of the Company for the three months ended March 31, 2002 as filed as part of the 8-K dated June 7, 2002.
f. Reflects the acquisition of the 20% interest in the API Red Lion Shopping Center Associates, LP and the consolidation of API Red Lion Shopping Center Associates, LP.
g. Reflects the refinancing of The Point Shopping Center LLC mortgage loan payable.
h. Reflects pro-forma adjustment related to the straight-line rent adjustment, for the acquisition of the 20% interest in API Red Lion Shopping Center Associates, LP and the adjustment related to the issuance of the certificate for 83,333 warrants, with no further transactions being completed. Additional warrants for equal amounts are scheduled to be issued in the next two following calendar years, subject to certain additional performance requirements by the grantee.

Pro forma Condensed Combined Statements of Operations for the Year Ended December 31, 2001

i. Reflects the operations of the Company for the year ended December 31, 2001 as filed as part of the 8-K dated June 7, 2002.
j. Reflects the acquisition of the 20% interest in the API Red Lion Shopping Center Associates, LP and the consolidation of API Red Lion Shopping Center Associates, LP.
k. Reflects the refinancing of The Point Shopping Center LLC mortgage loan payable.
l. Reflects pro-forma adjustments related to the straight-line rent adjustment, for the acquisition of the 20% interest in API Red Lion Shopping Center Associates, LP and the adjustment related to the issuance of the certificate for 83,333 warrants, with no further transactions being completed. Additional warrants for equal amounts are scheduled to be issued in the next two following calendar years, subject to certain additional performance requirements by the grantee.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment to be signed on its behalf by the undersigned thereunto duly authorized.


                                     CEDAR INCOME FUND, LTD.

                                     By: /s/ Leo S. Ullman
                                         --------------------------
                                         Leo S. Ullman
                                         Chairman

Dated: August 12, 2002

                                 CERTIFICATION
                                 -------------

I, Leo S. Ullman, Chief Executive Officer of the Cedar Income Fund, Ltd. (the "Company"), pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, do hereby certify as follows:

1. The interim Pro Forma report on Form 8-K/A of the Company dated August 12, 2002, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in such Form 8-K/A fairly presents, in all material respects, the financial condition and results of operations of the Company.

IN WITNESS WHEREOF, I have executed this Certification this 12th day of August, 2002.


                                         /s/ Leo S. Ullman
                                         --------------------------------------
                                         Leo S. Ullman, Chief Executive Officer

I, Brenda J. Walker, Acting Chief Financial Officer of the Cedar Income Fund, Ltd. (the "Company"), pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, do hereby certify as follows:

3. The interim Pro Forma report on Form 8-K/A of the Company dated August 12, 2002, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

4. The information contained in such Form 8-K/A fairly presents, in all material respects, the financial condition and results of operations of the Company.

IN WITNESS WHEREOF, I have executed this Certification this 12th day of August, 2002.


                                  /s/ Brenda J. Walker
                                  --------------------------------------
                                  Brenda J. Walker,
                                  Acting Chief Financial Officer